Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent Events

47.	Subsequent Events

Deliberation of Interest on Equity

The Board of Directors, in a meeting held on January 19, 2023, approved the proposal of the Executive Board, ad referendum of the Ordinary General Meeting to be held until April 30, 2023, for the distribution of Interest on Equity, in the amount of R$ 1,700,000,000.00 (one billion, seven hundred million reais), based on the balance of the Company's Dividend Equalization Reserve. Shareholders who are registered in the Bank's records at the end of January 26, 2023 (inclusive) will be entitled to the Interest on Own Capital. Thus, as of January 27, 2023 (inclusive), the Bank's shares will be traded “Ex-Interest on Equity”. The amount of Interest on Equity will be paid as of March 6, 2023. The Interest on Equity will be fully allocated to the minimum mandatory dividends to be distributed by the Bank, referring to the year 2023, without any remuneration as monetary update for both.

Increase in Provision in accordance with Risk Level Reassessment

The Consolidated Financial Statements consider an event subsequent to the date of the report related to a specific case of a large company that entered into judicial recovery, whose credit conditions existed on December 31, 2022. In this sense, there was an increase in the provision, in accordance with reassessing your risk level